Exhibit 4.1
FISCAL AND PAYING AGENCY AGREEMENT
Between
ASSOCIATED BANK, NATIONAL ASSOCIATION
and
THE BANK OF NEW YORK TRUST COMPANY, N.A.
as Fiscal and Paying Agent
Dated as of September 30, 2005

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TABLE OF CONTENTS
(continued)
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          This Fiscal and Paying Agency Agreement dated as of September 30, 2005 between Associated Bank, National Association (the “Issuing Bank”), and The Bank of New York Trust Company, N.A., a national banking association (the “Fiscal and Paying Agent”). Capitalized terms not otherwise defined below have the meaning set forth in the Bank Notes.
          WHEREAS the Issuing Bank proposes to issue and sell from time to time bank notes (the “Bank Notes”) in an aggregate principal amount of up to $2,000,000,000;
          WHEREAS the Bank Notes will be issued as “Senior Bank Notes,” which rank equally with all other unsecured and unsubordinated indebtedness of the Issuing Bank (other than deposits, to the extent provided by federal law and any applicable state law, and other obligations that may be subject to any statutory priorities or preferences), or as “Subordinated Bank Notes,” which will be subordinated to all present and future claims of depositors and general creditors of the Issuing Bank;
          WHEREAS the Bank Notes will be offered for sale by the Issuing Bank through Credit Suisse First Boston LLC; Citigroup Global Markets Inc.; Goldman, Sachs & Co.; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agents for the Issuing Bank (the “Agents”) and may also be sold by the Issuing Bank to such Agents as principal for resale to investors or directly by the Issuing Bank to investors;
          WHEREAS the Issuing Bank has caused its Bank Notes to be delivered and designated an entity as depository for the safekeeping of and as paying agent for the Issuing Bank’s Notes; and
          WHEREAS the Issuing Bank desires to appoint the Fiscal and Paying Agent as fiscal and paying agent of the Issuing Bank with respect to the preparation, authentication, delivery, registration and payment of the Bank Notes;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
APPOINTMENT
          Section 1.1 Appointment of Fiscal and Paying Agent. The Fiscal and Paying Agent is hereby appointed as fiscal and paying agent for the Bank Notes on the terms and conditions specified in this Agreement, and the Fiscal and Paying Agent hereby accepts such appointment.
ARTICLE II
THE BANK NOTES
          Section 2.1 Form of Bank Notes. All Fixed Rate Notes issued by the Issuing Bank having the same Original Issue Date, Interest Rate, Interest Payment Dates, Initial Redemption Date (if any), Redemption Terms, and Stated Maturity will be represented by a single note certificate and all Floating Rate Notes issued by the Issuing Bank having the same Original Issue Date, Initial Interest Rate, Interest Rate Basis, Index Maturity, Spread (if any), Spread Multiplier (if any), Minimum Interest Rate (if any), Maximum Interest Rate (if any),

Interest Reset Dates, Interest Rate Reset Period, Initial Redemption Date (if any), Redemption Terms (if any), Interest Payment Dates, Interest Payment Period and Stated Maturity will be represented by a single note certificate, each such note certificate hereinafter called a “Global Note.” All Global Notes shall be registered in the name of The Depository Trust Company (“DTC”) or a nominee of DTC, as depository (the “Depository”). All Global Notes representing Fixed Rate Notes shall be in the form attached hereto as Exhibit A-1 (for Global Notes with maturities of 7 days to 1 year (“Short-Term Notes”)) or A-2 (for Global Notes with maturities of 1 year or more (“Medium-Term Notes”)), and all Global Notes representing Floating Rate Notes shall be in the form attached hereto as Exhibit B-1 and Exhibit B-2. Beneficial interests in Global Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants.
          Section 2.2 Certificates of Authorized Representatives of the Issuing Bank. From time to time, the Issuing Bank shall furnish the Fiscal and Paying Agent with a certificate in the form attached hereto as Exhibit C certifying the incumbency and specimen signatures of representatives of the Issuing Bank regarding the completion and delivery of the Bank Notes (each an “Authorized Representative”). Until five Business Days after the Fiscal and Paying Agent receives a subsequent incumbency certificate from the Issuing Bank, the Fiscal and Paying Agent shall be entitled to conclusively rely on the last such certificate delivered to it for purposes of determining the Authorized Representatives and acting pursuant to their instruction. The Fiscal and Paying Agent shall have no responsibility to the Issuing Bank to determine whether a signature of an Authorized Representative is genuine or if such signature resembles the specimen signature of such Authorized Representative on such certificate.
          Section 2.3 Completion, Authentication and Delivery.
          (a) All Global Notes shall be issued and delivered in accordance with this Agreement, the Global Notes, the Letters of Representations from the Issuing Bank and the Fiscal and Paying Agent to DTC dated on or before the date hereof (the “Additional Agreements”), and to the extent not inconsistent therewith or herewith, the administrative procedure attached hereto as Exhibit D. However, in the event of a conflict, the terms of the Global Notes shall govern. All instructions regarding the completion and delivery of Global Notes shall be given by an Authorized Representative by telecopy, or other means in writing acceptable to the Fiscal and Paying Agent. Upon receipt of instructions as described in the preceding sentence, the Fiscal and Paying Agent shall:
               (i) authenticate a Global Note or Notes representing one or more Bank Notes, in accordance with such instructions;
               (ii) manually countersign and authenticate such Global Note or Notes by any one of the officers or employees of the Fiscal and Paying Agent duly authorized and designated by it for such purpose; and
               (iii) deliver such Global Note to DTC or pursuant to DTC’s instructions.

          (b) If any Global Note has been authenticated by one of the Fiscal and Paying Agent’s officers who was duly authorized for such purpose but who is not so designated at the time said Global Note is to be paid, the Fiscal and Paying Agent is authorized and will pay the Global Note notwithstanding that the authority of said officer has been terminated between the time of execution and the time of payment.
          (c) If any Global Note has been executed by one of the Issuing Bank’s officers who was duly authorized for such purpose but who is not so designated at the time said Global Note is to be paid, the Fiscal and Paying Agent is authorized and will pay the Global Note notwithstanding that the authority of said officer has been terminated between the time of execution and the time of payment.
          (d) In the event a discrepancy exists between the instructions as originally received by the Fiscal and Paying Agent and any subsequent written confirmation thereof, such original instructions will be deemed controlling, provided that the Fiscal and Paying Agent gives written notice to the Issuing Bank of such discrepancy promptly upon the receipt of such written confirmation identifying such discrepancy.
          (e) The Fiscal and Paying Agent at any time may consult with its counsel (which includes in-house counsel) concerning its duties hereunder and it shall be free to act in good faith in reliance upon the advice of such counsel and shall be relieved of any liability under this Agreement in so acting.
          (f) All instructions must be received by the Fiscal and Paying Agent by 11 a.m., New York time, on the second Business Day preceding the Original Issue Date. For purposes hereof, the term “Business Day” shall mean any day that is not a Saturday or Sunday and that, in The City of New York is not a day on which banking institutions or trust companies are generally authorized or obligated by law or executive order to close.
          (g) The Fiscal and Paying Agent shall incur no liability to the Issuing Bank and may conclusively rely, in acting hereunder upon instructions contemplated hereby which the recipient thereof believed in good faith to have been given by an Authorized Representative.
          (h) Each instruction given to the Fiscal and Paying Agent in accordance with this Section 2.3 shall constitute a representation and warranty to the Fiscal and Paying Agent by the Issuing Bank that the issuance and delivery of the Bank Note or Bank Notes to which the instruction relates have been duly and validly authorized by the Issuing Bank, that such Bank Note or Bank Notes when completed, countersigned, authenticated and delivered pursuant hereto, will constitute valid and legally binding obligations of the Issuing Bank, and that the Fiscal and Paying Agent’s appointment to act for the Issuing Bank hereunder has been duly authorized by all necessary corporate action of the Issuing Bank.
          Section 2.4 Denominations. Except as provided in Section 2.5(b), the Bank Notes shall be issuable only in book-entry form, without coupons. Bank Notes will be issuable in denominations of $250,000 and integral multiples of $1,000 in excess thereof.

          Section 2.5 Proceeds of Sale of the Bank Notes; Resignation by DTC.
          (a) Funds received in payment for Bank Notes issued by the Issuing Bank shall be credited to an account of the Issuing Bank, as instructed in writing by the Issuing Bank.
          If at any time (i) DTC notifies the Issuing Bank that it is unwilling or unable to continue as Depository for the Bank Notes or if DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depository is not appointed by the Issuing Bank within ninety days after the effective date of DTC’s ceasing to act as depository for the Bank Notes or (ii) the Issuing Bank, at its option, notifies the Fiscal and Paying Agent in writing that it elects to cause the issuance of Bank Notes in definitive form, the Issuing Bank will execute and the Fiscal and Paying Agent will, upon the execution of the then standard form of the Fiscal and Paying Agent’s agreement for certificated securities, if any, and upon receipt of instructions in writing from the Issuing Bank, authenticate and deliver Bank Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Notes then outstanding in exchange for such Global Notes. Any such certificated Bank Notes will be issued in fully registered form to the persons designated by DTC as the beneficial owners thereof, without coupons, in denominations of $250,000 or any amount in excess thereof which is an integral multiple of $1,000.
          Section 2.6 Registration; Registration of Transfer and Exchange. The Fiscal and Paying Agent shall, so long as any of the Bank Notes remain outstanding, maintain all records as may be customary, including all forms of transfer for the Global Notes as provided to it and shall:
          (a) Keep at its Corporate Trust Office at 101 Barclay Street, Floor 21W, New York, NY 10286, Attn: Corporate Trust Administration (the “Corporate Trust Office”), registers (the “Note Registers”) in such form as the Fiscal and Paying Agent may determine, in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of the Bank Notes and of transfers thereof.
          (b) Maintain records showing for each outstanding Bank Note the principal amount, maturity date, interest rate or Interest Rate Basis and other terms thereof; the date of original issue and all subsequent transfers and consolidations or exchanges; provided that the Fiscal and Paying Agent shall have no responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, and it shall be fully protected in acting or refraining from acting on any such information provided by DTC.
          (c) Provide that all Bank Notes presented for transfer shall be endorsed or be accompanied by a written instrument of transfer.
          (d) Provide that each Bank Note shall bear an Original Issue Date which shall remain the same for all Bank Notes subsequently issued upon transfer, exchange or substitution of such original Bank Note regardless of the date of issuance of any such subsequently issued Bank Note; provided that the Interest Accrual Date for a Bank Note issued subsequently upon exchange of a Bank Note or in lieu of a destroyed, lost or stolen Bank Note shall be the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Bank Note. The Fiscal and Paying Agent shall not be required to register the transfer of or exchange any Bank Note during the period of 15 days preceding any Interest Payment Date, date of redemption, date of repayment or Stated Maturity. In addition, the Fiscal and Paying Agent shall not be required (i) to register the transfer of or to exchange any Bank Notes for a period of 15 days immediately preceding any date fixed for selection of Bank Notes to be redeemed or (ii) to register the transfer of or to exchange any Bank Notes selected for redemption, except the unredeemed portion of any Bank Note redeemed in part.
          Section 2.7 Persons Deemed Owners. Prior to due presentment of a Bank Note for registration or transfer, the Issuing Bank and the Fiscal and Paying Agent and any other agent of the Issuing Bank or the Fiscal and Paying Agent may treat the person in whose name such Bank Note is registered as the owner of the Bank Note for the purpose of receiving payments of principal and interest, if any, and neither all other purposes whatsoever, whether or not such Bank Note be overdue, and neither of such Issuing Bank’s agent or the Fiscal and Paying Agent or any agents thereof shall be affected by notice to the contrary.
          Section 2.8 Cancellation of Unissued Bank Notes. Promptly upon the written request of the Issuing Bank; the Fiscal and Paying Agent shall cancel and return to the Issuing Bank all unissued Bank Notes so requested in its possession.
          Section 2.9 Mutilated, Lost, Stolen or Destroyed Bank Notes. The Fiscal and Paying Agent shall cooperate in the replacement of mutilated, lost, stolen or destroyed Bank Notes in accordance with the custom and usage of the financial industry.
          Section 2.10 CUSIP Numbers. The Issuing Bank in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Fiscal and Paying Agent shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Bank Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Bank Notes, and any such redemption shall be not affected by any defect in or omission of such numbers. The Issuing Bank will promptly notify the Fiscal and Paying Agent of any change in the “CUSIP” numbers.
ARTICLE III
THE FISCAL AND PAYING AGENT
          Section 3.1 Payment of Bank Notes. Payment of principal, premium (if any) and interest on the Bank Notes shall be made by the Fiscal and Paying Agent to DTC or a nominee of DTC (the “Registered Holder”) of the Bank Notes in the manner and on the dates specified in the Bank Notes from immediately available funds deposited by the Issuing Bank with the Fiscal and Paying Agent for such payments as provided in Section 3.3. The Fiscal and Paying Agent shall have no obligation to use its own funds or otherwise incur any financial liability for any such payment or for any other purpose pursuant to this Agreement.

          Section 3.2 Information Regarding Amounts Payable. The Fiscal and Paying Agent shall, as soon as practicable after each Record Date for the payment of interest (other than interest payable at maturity) on any Bank Note notify the Issuing Bank of the interest to be paid on such Bank Note on the related Interest Payment Date. In addition, the Fiscal and Paying Agent shall (i) on or about the first Business Day of each month furnish to the Issuing Bank a list showing for each Bank Note which matures in the next succeeding month the principal and interest payable at maturity of such Bank Note (other than the interest on any Floating Rate Note with an interest rate which resets after such date of delivery) and (ii) notify the Issuing Bank of the interest payable at maturity of any such Floating Rate Note as soon as practicable after the final Interest Determination Date (as defined in such Bank Note) for such Floating Rate Note.
          Section 3.3 Deposit of Funds. Each Issuing Bank shall deposit or cause to be deposited by 9:30 a.m., New York time, with the Fiscal and Paying Agent (i) on each Interest Payment Date of a Bank Note an amount in immediately available funds sufficient to pay the interest due on such date and (ii) on the Maturity Date or Redemption Date (if any) of each such Bank Note (as such terms are defined in such Bank Note) an amount in immediately available funds sufficient to pay the principal of such Bank Note, the premium due thereon (if any) and the interest accrued thereon to such Maturity Date or Redemption Date (if any). The Issuing Bank will make such payment on such Bank Notes by instructing the Fiscal and Paying Agent in writing to withdraw funds from an account maintained by the Issuing Bank at the Fiscal and Paying Agent.
          Section 3.4 Money for Bank Note Payments to Be Held in Trust.
          (a) Subject to the provisions of subsection (b) of this Section 3.4, all money deposited with the Fiscal and Paying Agent pursuant to Section 3.3 shall be held by it in trust for the benefit of the person or persons entitled thereto until such money is paid to such person or persons in accordance with the provisions of the Bank Notes and this Agreement or otherwise disposed of as provided herein but such money need not be segregated from other funds except to the extent required by law.
          (b) Any money deposited with the Fiscal and Paying Agent for the payment of the principal of, premium (if any) or interest on any Bank Note that remains unclaimed for two years after such principal, premium (if any) or interest has become due and payable shall be paid to the Issuing Bank and the Registered Holder shall thereafter, as an unsecured general creditor, look only to the Issuing Bank for payment thereof, and all liability of the Fiscal and Paying Agent with respect to such money shall thereupon cease.
          Section 3.5 Miscellaneous. Notwithstanding anything to the contrary herein,
          (a) in paying Bank Notes hereunder, the Fiscal and Paying Agent shall be acting as a conduit and shall not be paying Bank Notes for its own account, and in the absence of written notice from the Issuing Bank, the Fiscal and Paying Agent shall be entitled to assume that any such Bank Note presented to it, or deemed presented to it, for payment, is entitled to be so paid;

          (b) the Fiscal and Paying Agent may become a purchaser, holder, transferor or may otherwise own, hold or transfer any beneficial interest in any Bank Notes and may commence or join in any action which a beneficial owner of a Bank Note is entitled to take without any conflict with its responsibilities pursuant to this Agreement;
          (c) the Fiscal and Paying Agent shall not be required to invest any moneys delivered to it pursuant to this Agreement;
          (d) the Fiscal and Paying Agent shall have no liability for interest on any moneys received or held by it hereunder;
          (e) the Fiscal and Paying Agent shall not be responsible for the correctness of any recital herein or in the Bank Notes or in any offering materials and makes no representations as to the validity of the Bank Notes and shall incur no responsibility in respect thereto;
          (f) the Fiscal and Paying Agent shall be fully protected in acting upon any notice, order, requisition, request, consent, certificate, order, opinion (including an opinion of counsel), affidavit, letter, telegram or other paper or document whether in its original or facsimile form in good faith deemed by it to be genuine and correct and to have been signed or sent by the proper person or persons;
          (g) any action taken by the Fiscal and Paying Agent pursuant to this Agreement or the Additional Agreements upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Registered Holder of any Bank Note shall be conclusive and binding upon all future Registered Holders of the same Bank Note and all Bank Notes issued in exchange therefor or in place thereof;
          (h) no provision of this Agreement shall require the Fiscal and Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers;
          (i) the Fiscal and Paying Agent may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
          (j) the Fiscal and Paying Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Fiscal and Paying Agent security or indemnity satisfactory to the Fiscal and Paying Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
          (k) the Fiscal and Paying Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

          (l) in no event shall the Fiscal and Paying Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Fiscal and Paying Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
ARTICLE IV
CALCULATION OF INTEREST
          Section 4.1 Calculation of Floating Interest. The Fiscal and Paying Agent is hereby designated as calculation agent (in such capacity, the “Calculation Agent”) for the purpose of calculating the Commercial Paper Rate, the Fed Funds Rate, the Prime Rate, LIBOR, the Treasury Rate, the CD Rate and the CMT Rate all in accordance with the terms of the Floating Rate Notes. Such duties shall be “Additional Responsibilities” as defined in Section 3.5 hereof.
          Section 4.2 Notice of Floating Rate Calculations. As promptly as practicable after each Interest Determination Date for a Floating Rate Note, the Calculation Agent will notify the Issuing Bank if it has outstanding Floating Rate Notes of the interest rate which will become effective on the next Interest Reset Date and shall provide the Issuing Bank with the calculations used to determine such rate. Upon the written request of the Registered Holder of a Floating Rate Note, the Calculation Agent will provide to such Registered Holder the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date with respect to such Floating Rate Note.
ARTICLE V
LIABILITY AND INDEMNIFICATION
          Section 5.1 Liability. The Fiscal and Paying Agent’s duties are ministerial in nature and the Fiscal and Paying Agent shall not have any liability hereunder except in the case of its own gross negligence or willful misconduct. IN NO EVENT SHALL THE FISCAL AND PAYING AGENT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, EVEN IF THE FISCAL AND PAYING AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS LIMITATION OF LIABILITY WILL APPLY REGARDLESS OF THE FORM OF ACTION, INCLUDING WITHOUT LIMITATION, BREACH OF THIS CONTRACT OR TORT (INCLUDING NEGLIGENCE). The duties and obligations of the Fiscal and Paying Agent shall be determined by the express provisions of this Agreement and it shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants or obligations shall be read into this Agreement against it. The Fiscal and Paying Agent shall have no responsibility in the case of any default by the Issuing Bank in the performance of the covenants contained in the Bank Notes. The Fiscal and Paying Agent may refuse to perform any duty or exercise any right or power hereunder unless it receives indemnity reasonably satisfactory to it against any related loss, liability claim, damage or expense. The Fiscal and

Paying Agent shall not be required to ascertain whether any issuance or sale of Bank Notes (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Issuing Bank is a party (whether or not the Fiscal and Paying Agent is also a party to such other agreements). Notwithstanding anything to the contrary herein, the Fiscal and Paying Agent shall not be responsible for any misconduct or negligence on the part of any agent, correspondent, attorney or receiver appointed with due care by it hereunder. The Fiscal and Paying Agent shall have no liability whatsoever to any person or entity if any Agent fails to pay the Issuing Bank, in whole or in part, for any Bank Note purchased by or through such Agent.
          Section 5.2 Indemnification. The Issuing Bank agrees to fully indemnify and hold harmless the Fiscal and Paying Agent and any predecessor Fiscal and Paying Agent, its officers, directors, employees and agents from and against all losses, liabilities, obligations, claims, damages, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable legal fees and expenses) relating to or arising out of its performance of the Fiscal and Paying Agent’s duties under this Agreement, except to the extent they are caused by the gross negligence or willful misconduct of the Fiscal and Paying Agent or its officers, directors or employees. In the event of the resignation or removal of the Fiscal and Paying Agent, any successor to the performance of the obligations of the Fiscal and Paying Agent as specified in this Agreement shall be entitled to rely upon this indemnity and neither said successor shall be entitled to a separate indemnity from the Fiscal and Paying Agent. These indemnification obligations shall survive the termination of this Agreement and shall survive the resignation or removal of the Fiscal and Paying Agent while remaining applicable to any action taken or omitted by the Fiscal and Paying Agent while acting pursuant to this Agreement and/or the Additional Agreements.
ARTICLE VI
RESIGNATION OR REMOVAL OF FISCAL AND PAYING AGENT
          Section 6.1 Resignation or Removal. The Fiscal and Paying Agent may at any time resign from its duties hereunder by giving written notice of resignation to the Issuing Bank specifying the date on which such resignation shall become effective; provided, however, that such date shall not be less than ten Business Days after such notice is given to the Issuing Bank. The Issuing Bank may at any time terminate this Agreement by giving written notice of such termination to the Fiscal and Paying Agent specifying the date on which such termination shall be effective; provided, however, that such date shall be not less than ten Business Days after such notice is given to the Fiscal and Paying Agent. Any termination or resignation hereunder shall not affect the Fiscal and Paying Agent’s right to the payment of fees earned or charges incurred (including counsel fees and expenses) through the effective date of such termination or resignation, as the case may be or for any other amounts owed to it hereunder.
          Section 6.2 Successor Fiscal and Paying Agent. Upon the effective date of such resignation or termination, the Fiscal and Paying Agent shall deliver any money then held by it pursuant to Section 3.4(a) to the successor appointed by the Issuing Bank to serve as Fiscal and Paying Agent for the Bank Notes and all liability of the predecessor Fiscal and Paying Agent with respect to such money shall thereupon cease. If an instrument of acceptance by a successor Fiscal and Paying Agent shall not have been delivered to the Fiscal and Paying Agent within 30 days after the giving of such notice of resignation, the resigning Fiscal and Paying Agent may petition, at the expense of the Issuing Bank, any court of competent jurisdiction for the appointment of a successor Fiscal and Paying Agent with respect to the Bank Notes of such series. The Fiscal and Paying Agent shall also provide such successor with a copy of its records relating to the Bank Notes as such successor shall reasonably request. However, the Fiscal and Paying Agent shall not be required to deliver such materials to any location outside the United States of America and may retain copies of any records turned over for archival purposes. If such successor has not been appointed by the effective date of such resignation or termination, the Fiscal and Paying Agent shall pay such money and deliver such records to the issuing Bank with the same effect as though such payment were made pursuant to Section 3.4(b). The delivery, transfer and assignment of such moneys and records by the Fiscal and Paying Agent to its successor or the Issuing Bank, as the case may be, shall be sufficient, without the requirement of any additional act or the requirement of any indemnity to be given by the Fiscal and Paying Agent, to relieve the Fiscal and Paying Agent of all further responsibility for the exercise of the rights or the performance of the obligations vested in the Fiscal and Paying Agent pursuant to this Agreement.
          Section 6.3 Successor by Merger, etc. Any corporation or association into which the Fiscal and Paying Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer, shall be and become successor Fiscal and Paying Agent (including performing the duties of Calculation Agent) hereunder, shall assume all of the obligations hereunder of the predecessor Fiscal and Paying Agent and shall be invested with all of the rights, powers, trusts, duties and obligations of the Fiscal and Paying Agent hereunder, without the execution or filing of any instrument or any further act. The Fiscal and Paying Agent shall provide notice to the Issuing Bank of any such conversion, merger, consolidation, sale or transfer as soon as practicable after the Fiscal and Paying Agent obtains knowledge that such event will occur or has occurred.
ARTICLE VII
MISCELLANEOUS
          Section 7.1 Compensation of the Fiscal and Paying Agent. The Issuing Bank agrees to pay the Fiscal and Paying Agent compensation for all services rendered by the Fiscal and Paying Agent hereunder to the Issuing Bank in such amounts and payable at such times as the Issuing Bank and the Fiscal and Paying Agent may agree to from time to time in writing and to promptly reimburse the Fiscal and Paying Agent for all out-of-pocket expenses (including counsel fees and expenses), and disbursements incurred by the Fiscal and Paying Agent in the performance of its duties hereunder and under the Additional Agreements. The obligation of the Issuing Bank pursuant to this Section 7.1 shall survive the termination of this Agreement, including any termination pursuant to any federal or state bankruptcy law, to the extent enforceable under applicable law.
          Section 7.2 Reliance on Opinions of Counsel. The Fiscal and Paying Agent shall have no liability to the Issuing Bank in respect of an action taken or omitted by the Fiscal and Paying Agent in good faith in reliance on any advice or opinion of its counsel, including in-house counsel.
          Section 7.3 Bank Notes Held by Fiscal and Paying Agent. The Fiscal and Paying Agent, in its individual or other capacity, may become the owner or pledgee of Bank Notes with the same rights it would have if it were not acting as Fiscal and Paying Agent hereunder.
          Section 7.4 Notices. Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing (which may be by facsimile) and shall be addressed as follows, or to such other addresses as the parties hereto shall specify from time to time.
          If to the Issuing Bank:
Associated Bank, National Association
1200 Hansen Road
Green Bay, WI 54304
Attention: Corporate Counsel
Facsimile: 920 491-7010
          If to the Fiscal and Paying Agent:
The Bank of New York Trust Company, N.A.
c/o BNY Midwest Trust Company
2 North LaSalle Street
Suite 1020
Chicago, IL 60602
Attention: Corporate Trust Administration
Facsimile: 312 827-8542
All notices shall be deemed given when received
          Section 7.5 Parties. Except for rights arising under Section 3.4(a), this Agreement is solely for the benefit of the parties hereto and their successors and assigns and nothing herein, express or implied, shall give to any other person including, without limitation, any direct or beneficial owner of Bank Notes, any benefits or any legal or equitable right, remedy or claim under this Agreement.
          Section 7.6 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          Section 7.7 Separability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 7.8 Effect of Headings. The table of contents and the article and section headings herein are for convenience of reference only and shall not affect the construction hereof.
          Section 7.9 Defined Terms. Terms defined in the administrative procedures attached hereto as Exhibit D and used herein are as therein defined unless otherwise defined herein or in the Bank Notes.
          Section 7.10 Amendments, Modifications. No amendment or modification of any provision of this Agreement or any Additional Agreement shall be effective unless the same shall be in writing and signed by all the parties hereto or thereto as applicable. Any such amendment or modification shall be effective only in the specific instance and for the purpose for which given.
          Section 7.11 Laws of Other Jurisdictions. The Fiscal and Paying Agent shall be under no obligation to keep itself apprised of or comply with any laws other than the laws of the State of New York and the United States. To the extent that the Issuing Bank requires that the laws of any other jurisdiction be complied with, the Fiscal and Paying Agent shall be entitled to conclusively rely on, and in so relying shall be held harmless by, the Issuing Bank as to the requirements of such laws and shall not be required to make any independent investigation of such laws or their requirements.
          Section 7.12 Actions Due on Saturdays, Sundays and Holidays. If any date on which a payment, notice or other action required by this Agreement or any Additional Agreement falls on other than a Business Day, then that action or payment need not be taken or made on such date, but may be taken or made on the next succeeding Business Day on which the Fiscal and Paying Agent is open for business with the same force and effect as if made on such date.
          Section 7.13 Agreement to Pay Attorneys’ Fees and Other Expenses. In the event the Issuing Bank shall default under any of the provisions of this Agreement and/or any Additional Agreement affecting the rights or duties of the Fiscal and Paying Agent and the Fiscal and Paying Agent shall employ attorneys or incur other expenses for the enforcement of performance or observance of any such obligation or agreement, the Issuing Bank agrees that it will on demand therefor pay to the Fiscal and Paying Agent the reasonable fees and expenses of such attorneys and such other reasonable expenses incurred by the Fiscal and Paying Agent.
          Section 7.14 Survival. The Fiscal and Paying Agent’s rights to compensation, reimbursement and indemnification shall survive the termination of this Agreement and any Additional Agreements.
          Section 7.15 Force Majeure. The Fiscal and Paying Agent shall not be liable for any failure or delays arising out of conditions beyond its reasonable control including, but not limited to work stoppages, fires, civil disobedience, riots, rebellions, storms, electrical, mechanical, computer or communications facilities failures, acts of God and similar occurrences.
          Section 7.16 Remedies. Unless otherwise specified herein, in the event that either party breaches or violates any of the obligations contained in this Agreement, the other party shall be entitled to exercise any right and seek any remedy available to it either at law or in equity, including without limitation, damages and injunctive relief; the exercise of any right or the seeking of any remedy shall not preclude the concurrent or subsequent exercise of any other right or the seeking of any other remedy, and all rights and remedies shall be cumulative.
          Section 7.17 No Implied Waivers. The right of any party under any provision of this Agreement shall not be affected by its prior failure to require the performance by any other party under such provision or any other provision of this Agreement, nor shall the waiver by any party of a breach of any provision hereof constitute a waiver of any succeeding breach of the same or any other provision or constitute a waiver of the provision itself or any other provision.
          Section 7.18 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto, shall be delivered to each of the parties hereto.
          Section 7.19 Term. This Agreement shall remain in full force and effect until the earlier to occur of (i) such time as the principal of and premium, if any, and interest on all the Bank Notes shall have been paid, (ii) the effective date of the resignation or termination of the Fiscal and Paying Agent, and (iii) the effective date of DTC’s resignation if the Issuing Bank appoints no successor depository.
          Section 7.20 Times. All times referred to herein shall be the time in effect in New York, New York.
          Section 7.21 Communications by Electronic Medium; Funds Transfer. The parties have instituted a computer linkup through which the Issuing Bank may give the Fiscal and Paying Agent instructions in connection with this Agreement. The parties’ computers shall be linked via a telephone line. The Issuing Bank will gain access to the computer linkup by using the telephone number associated with such telephone line. The Fiscal and Paying Agent shall exercise due care to preserve the confidentiality of such telephone number and the other security procedures it utilizes in connection with the computer linkup to prevent the use of such computer linkup by unauthorized persons (and in this connection it is understood and agreed that the implementation by the Fiscal and Paying Agent of its normal procedures for maintaining the confidentiality of information relating to its customers shall constitute fulfillment of its obligation to exercise due care) but shall not otherwise be under any liability or have any responsibility of any kind for any loss incurred or damage suffered by the Issuing Bank by reason or in consequence of any unauthorized person gaining access to or otherwise making use of the computer linkup.
          (a) The Issuing Bank shall safeguard the telephone number for the computer linkup and shall distribute it only to authorized personnel. The Fiscal and Paying Agent shall not be liable for any loss to the Issuing Bank arising from the Issuing Bank’s failure to safeguard the telephone number. All communications from the Issuing Bank to the Fiscal and Paying Agent must be preceded by a telephone call from an Authorized Representative. The Issuing Bank agrees that the transmission of an instruction via the computer linkup shall be equivalent to the giving of a duly authorized written and signed instruction which the Fiscal and Paying Agent may act upon. Any instruction received by the Fiscal and Paying Agent via the computer linkup will be deemed to be an instruction of the Issuing Bank and the Issuing Bank shall be obligated therefor. The Issuing Bank agrees that the Fiscal and Paying Agent’s security procedures described herein meet its needs and are commercially reasonable. The Fiscal and Paying Agent may vary such security procedures from time to time, after giving notice thereof to the Issuing Bank.
          (b) Should the Fiscal and Paying Agent be required in the performance of the Agreement to make any funds transfer (as that term is defined in Article 4A of the Uniform Commercial Code as in effect in New York (“Article 4A”)) for or at the request of the Issuing Bank, the following shall apply:
               (i) Other than to verify an instruction to transfer funds (a “payment order”) received by the Issuing Bank pursuant to the Fiscal and Paying Agent’s security procedures, the Fiscal and Paying Agent shall not be responsible for investigating any errors or inconsistencies in any payment order.
               (ii) If by reason of the use of an identifying number provided to the Fiscal and Paying Agent by the Issuing Bank, a party other than the beneficiary of the Issuing Bank’s payment order is paid or funds are transferred to a bank other than the one intended by the Issuing Bank to receive such payment order, either as the beneficiary’s bank or an intermediary bank to be used in connection with such transfer, the Issuing Bank shall remain liable to pay such payment order so long as the Fiscal and Paying Agent shall have properly transmitted the identifying number provided.
               (iii) The Issuing Bank shall promptly notify the Fiscal and Paying Agent of any discrepancies, unauthorized or erroneous transactions or other errors relating to any payment orders once such payment orders have been confirmed to the Issuing Bank by the Fiscal and Paying Agent.
               (iv) The Issuing Bank may issue instructions to the Fiscal and Paying Agent to cancel or amend any payment order issued pursuant to this Agreement. The Fiscal and Paying Agent agrees to act upon such instructions so long as (x) the Fiscal and Paying Agent has received such instructions prior to the execution of such payment order and in sufficient time to permit it to take the action called for and (y) the authenticity of such instructions to amend or cancel is verified pursuant to the security procedures. The Fiscal and Paying Agent reserves the right at any time, and from time to time, when requested to amend a payment order, to cancel such payment order and to require the Issuing Bank to submit a new payment order to the Fiscal and Paying Agent. Should any cancellation or amendment of a payment order be received by the Fiscal and Paying Agent after the execution of such order, the Fiscal and Paying Agent shall take such reasonable steps as are available to it to amend, recall, reverse or revoke such payment order, but it shall not be liable for any failure to achieve the amendment, recall, reversal or revocation thereof. Should the Fiscal and Paying Agent elect to cancel or amend a payment order, it may require an indemnity and bond or security acceptable to it.

               (v) If any payment order is transmitted through any funds transfer system, including, but not limited to, the Clearing House Interbank Payment System (“CHIPS”) or the Automated Clearing House System (the “ACH system”), the Issuing Bank shall be subject to the rules of such funds transfer system in effect at the time such transfer is made. If the Issuing Bank receives any credit entries through the ACH system, such credit may be reversed by the Fiscal and Paying Agent if final settlement does not occur.
               (vi) Should the Fiscal and Paying Agent be negligent or engage in willful misconduct and be required to pay the Issuing Bank interest in connection with a payment order, such interest shall be computed based on the Rules on Interbank Compensation of The New York Clearing House Association (the “Compensation Rules”) as in effect from time to time for all circumstances to which such Compensation Rules apply. In any circumstance not subject to such Compensation Rules, the rate shall be as provided in Article 4A.
               (vii) In executing any payment order, the Fiscal and Paying Agent may use the services of correspondent or intermediary banks, funds-transfer systems, telecommunication companies and other entities of similar purpose. While the Fiscal and Paying Agent shall use due care in the selection of all such entities, they are not the Fiscal and Paying Agent’s agents and the Fiscal and Paying Agent will not be responsible for their acts or omissions with regard to any payment orders.
               (viii) The Issuing Bank agrees to be bound by any forthcoming reasonable standard terms and conditions of the Fiscal and Paying Agent concerning funds transfers. The Fiscal and Paying Agent will send these terms and conditions to the Issuing Bank as soon as they become finalized. These terms and conditions will be applicable to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by representatives duly authorized thereunto, all as of the day and year first above written.

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph T. Dutkiewicz

Title:	Vice President

THE BANK OF NEW YORK TRUST
COMPANY, N.A., as Fiscal and Paying Agent
By:	/s/ Roxane Ellwanger

Title:	Assistant Vice President

EXHIBIT A-1 TO
FISCAL AND PAYING
AGENCY AGREEMENT
(Short-Term Fixed)
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER OR EXCHANGE AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS BANK NOTE IS A DIRECT, UNCONDITIONAL UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF THE BANK. THE OBLIGATION EVIDENCED BY THIS BANK NOTE RANKS PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS INCLUDING DEPOSITS THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW.
THIS BANK NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
THIS BANK NOTE MUST BE SOLD IN MINIMUM DENOMINATIONS OF $250,000 AND IS NOT EXCHANGEABLE FOR NOTES IN SMALLER DENOMINATIONS.

REGISTERED	REGISTERED
NO. FX

CUSIP

2

FIXED RATE NOTE
[INSERT NAME OF THE ISSUING BANK]

ORIGINAL ISSUE DATE:	INTEREST RATE:

STATED MATURITY:	NUMBER OF DAYS:

REDEMPTION DATES:

REDEMPTION PRICE:	REPAYMENT DATE(S):

OTHER REDEMPTION TERMS:	REPAYMENT PRICE:

OTHER TERMS:	OTHER REPAYMENT TERMS:

ORIGINAL ISSUE DISCOUNT NOTE:

Yes	No
☐	☐
If this Note was issued with “original issue discount” for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

	TOTAL AMOUNT OF OID:	ISSUE PRICE (expressed as a percentage of aggregate principal amount):

YIELD TO MATURITY:	SHORT ACCRUAL	METHOD USED TO
(compounded ___)	PERIOD OID:	DETERMINE YIELD FOR
SHORT ACCRUAL PERIOD:

Approximate	Exact

☐	☐
[Insert name of the Issuing Bank] (the “Bank”, which term includes any successor thereof) for value received, hereby promises to pay the sum of ___U.S. dollars ($___) to CEDE & CO. (the “Registered Holder”) as the nominee of The Depository Trust Company (“DTC”) as custodian for participants each acting for themselves and as nominee or custodian for others, including trusts, pension and retirement plans and accounts, fiduciaries, custodians and nominees (the “Participants”) on the Stated Maturity and to pay interest on the Stated Maturity.

3

Interest on this Note shall accrue from and including the Original Issue Date specified herein, to but excluding the Stated Maturity specified herein, at the per annum rate shown herein calculated on the basis of the actual number of days elapsed divided by a 360-day year. Interest shall be payable in arrears on the Stated Maturity. If the Stated Maturity does not fall on a Business Day, payment of interest and principal due on the Stated Maturity will be made on the next succeeding Business Day with the same force and effect as if made on the Stated Maturity, and no interest shall be payable on the amount so payable for the period from, including and after such Stated Maturity. Interest and principal on this Note shall be paid by the Bank at Maturity to the person in whose name this Note is registered at the opening of business on the Stated Maturity.
For purposes of this Note, “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banking institutions are authorized or obligated by law or executive order to close in The City of New York, New York and the City of Green Bay, Wisconsin.
Principal and interest on Notes will be paid in immediately available funds to the Registered Holder.
The Registered Holder may declare the principal amount of, and accrued interest on, this Note to be due and payable immediately if an Event of Default with respect to this Note shall have occurred and be continuing at the time of such declaration. Any Event of Default with respect to this Note may be waived by the Registered Holder.
For purposes of this Note, an “Event of Default” shall mean any one of the following events:
(1)	default in the payment of any interest upon the Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2)	default in the payment of the principal of (or premium, if any, on) the Note when due; or

(3)	default in the performance of any covenant or agreement of the Bank contained in the Note which continues for 60 days after receipt of written notice given by the Registered Holder; or

(4)	the Bank shall consent to the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, receivership, liquidation, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Bank or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, receivership, liquidation, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive

4

days; or the Bank shall file a petition to take advantage of any applicable insolvency or reorganization statute.
This Note may be subject to repayment at the option of the Registered Holder hereof on the Repayment Date(s) indicated on the face hereof. If no such date is set forth on the face hereof, this Note may not be so repaid at the option of the Registered Holder hereof prior to maturity. On each Repayment Date, if any, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $250,000) at the option of the Registered Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, or if this Note is an Original Issue Discount Note (as specified on the face hereof), the applicable Repayment Price specified on the face hereof, together in the case of any such repayment with interest thereon payable to the Repayment Date. For this Note to be repaid in whole or in part at the option of the Registered Holder hereof, the Fiscal and Paying Agent must receive, at its address set forth below, not more than 45, nor less than 30, days prior to a Repayment Date, if any, either (i) this Note accompanied by the form entitled “Option to Elect Repayment” below duly completed, or (ii) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Registered Holder, the principal amount of this Note, the principal amount of this Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guaranty that the Note to be repaid with the form entitled “Option to Elect Repayment” on the Note duly completed will be received by the Fiscal and Paying Agent not later than five Business Days after the date of such facsimile transmission or letter and such Note and form duly completed are received by the Fiscal and Paying Agent by such fifth Business Day. Exercise of such repayment option by the Registered Holder hereof shall be irrevocable, except a Registered Holder tendering after receipt of a notice of an extension of maturity.
If so provided on the face of this Note, this Note may be redeemed by the Bank on any Redemption Date (or range of Redemption Dates) so indicated on the face hereof. If no Redemption Date (or range of Redemption Dates) is set forth on the face hereof, this Note may not be redeemed prior to its Stated Maturity. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Note is subject to redemption at the option of the Bank, upon notice to the Registered Holder at its address in the note registers of the Fiscal and Paying Agent by first-class mail, not less than 30 nor more than 45 days prior to the Redemption Date specified in such notice, at the applicable redemption price specified on the face hereof (expressed as a percentage of the principal amount of this Note) together in the case of any such redemption with accrued interest to the Redemption Date. The Bank may elect to redeem less than the entire principal amount hereof; provided, that the principal amount, if any, of this Note that remains outstanding after such redemption is an Authorized Denomination. In the event of any redemption in part, the Bank will not be required to (i) issue, register the transfer of, or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of the notice of redemption of Notes selected for redemption and ending at the close of business on the date of mailing of the relevant notice of redemption or (ii) register the transfer or exchange of any Note, or any portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part.

5

All notices to the Bank under this Note shall be in writing and addressed to the Fiscal and Paying Agent at 101 Barclay Street, Floor 21 West, New York, NY 10286, Attention: Debt Operations Department, Floor 7E, or to such other address as the Bank may notify the Registered Holder.
This Note shall be governed by and construed in accordance with the laws of the State of New York.
The Notes of this Series are issuable only in registered form without interest coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof (each an “Authorized Denomination”)

6

IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed and countersigned as of the date set forth herein.
This Note is not valid for any purpose until countersigned by the Agent or such other institution as may be appointed by the Bank and the certificate of authentication affixed hereon.

Countersigned for	[INSERT NAME OF ISSUING BANK]
authentication only
The Bank of New York Trust Company, N.A.,
as Fiscal and Paying Agent

By		By

	Authorized Signature		Authorized Signature

7

OPTION TO ELECT REPAYMENT
The undersigned hereby irrevocably request (s) and instruct (s) the Bank to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the Repayment Price, together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the Undersigned)
For this Note to be repaid the Fiscal and Paying Agent must receive at its Corporate Trust Office, located at [           ], Attention: [           ], or at such other place or places of which the Bank shall from time to time notify the Holder of the within Note, not more than 45, nor less than 30, days prior to a Repayment Date, if any, shown on the face of the within Note, either (i) this Note with this “Option to Elect Repayment” form duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Registered Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guaranty that the Note to be repaid with the form entitled “Option to Elect Repayment” duly completed will be received by the Fiscal and Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by the Fiscal and Paying Agent by such fifth Business Day.
If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be increments of $1,000) which the Holder elects to have repaid: $___; and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess of $250,000) of the Notes to be reissued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): $___.

Date:

Note: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement.
[Insert signature guarantee medallion language.]

8

ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT ENT – as joint tenants with right of survivorship and not as tenants in common

UNIF TRANS MIN F

(Cust) (Minor)

Custodian under Uniform Transfer to Minors Act

(State)
Additional abbreviations may be used though not in the above list.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the within Bank, with full power of substitution in the premises.
Dated:___
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Fiscal and Paying Agent, which requirements include membership or participation in STAMP or such other “signature guaranty program” as may be determined by the Fiscal and Paying Agent in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-2 TO
FISCAL AND PAYING
AGENCY AGREEMENT
(Medium-Term Fixed)
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER OR EXCHANGE AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
[SENIOR NOTE: THIS BANK NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF THE BANK. THE OBLIGATION EVIDENCED BY THIS BANK NOTE RANKS PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW.]
[SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS BANK NOTE IS AN OBLIGATION OF THE BANK AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED.]
THIS BANK NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
THIS BANK NOTE MUST BE SOLD IN MINIMUM DENOMINATIONS OF $250,000 AND IS NOT EXCHANGEABLE FOR NOTES IN SMALLER DENOMINATIONS.

REGISTERED	REGISTERED

NO. FX___

2

CUSIP_________

FIXED RATE NOTE
[INSERT NAME OF ISSUING BANK]

ORIGINAL ISSUE DATE:	INTEREST RATE:

STATED MATURITY:	REGULAR RECORD DATES:

REDEMPTION DATES:	INTEREST PAYMENT DATES:

REDEMPTION PRICE:

OTHER REDEMPTION TERMS:	REPAYMENT DATE(S):

OTHER TERMS:	REPAYMENT PRICE:

ORIGINAL ISSUE DISCOUNT NOTE:

Yes	No
☐	☐
If this Note was issued with “original issue discount” for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

	TOTAL AMOUNT OF OID:	ISSUE PRICE (expressed as a percentage of aggregate principal amount):

YIELD TO MATURITY: (compounded ___)	SHORT ACCRUAL OID:	METHOD USED TO DETERMINE YIELD FOR SHORT ACCRUAL PERIOD:

Approximate	Exact

☐	☐
[insert name of Issuing Bank] (the “Bank”, which term includes any successor thereof) for value received, hereby promises to pay the sum of         U.S. dollars ($       ) to CEDE & CO. (the “Registered Holder”) as the nominee of The Depository Trust Company (“DTC”) as custodian for participants each acting for themselves and as nominee or custodian for others, including trusts, pension and retirement plans and accounts, fiduciaries, custodians and

3

nominees (the “Participants”) on the Stated Maturity and to pay interest on a regular periodic basis as specified herein.
Interest on this Note shall accrue from and including the most recent Interest Payment Date specified herein to which interest has been paid or, if no interest has been paid on this Note, from and including, the Original Issue Date specified herein, to but excluding the next Interest Payment Date, the last such Interest Payment Date being the Stated Maturity specified herein, at the per annum rate shown herein calculated on the basis of a 360-day year consisting of twelve 30-day months and shall be payable in arrears on Interest Payment Dates and on the Stated Maturity. If payment of interest and principal due on any Interest Payment Date, including the Stated Maturity, does not fall on a Business Day, such payment will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or the Stated Maturity, as the case may be, and no interest shall be payable on the amount so payable for the period from, including and after such Interest Payment Date or the Stated Maturity, as the case may be. Interest, other than interest payable on the Stated Maturity, shall be paid by the Bank on each Interest Payment Date to the person in whose name this Note is registered at the close of business on the Regular Record Date; provided, however, that if the Original Issue Date of this Note is between a Record Date and the applicable Interest Payment Date, the initial payment of interest with respect to this Note will be payable on the Interest Payment Date following the next succeeding Regular Record Date to the Registered Holder of this Note on such next succeeding Record Date. For purposes of this Note, “Business Day” means any day, that is not a Saturday or Sunday, and that is not a day on which banking institutions are authorized or obligated by law or executive order to close in The City of New York, New York or in the City of Green Bay, Wisconsin.
Principal, premium, if any and interest payments on Notes will be paid in immediately available funds to the Registered Holder.
The Registered Holder may declare the principal amount of, and accrued interest on, this Note to be due and payable immediately if an Event of Default with respect to the Note shall have occurred and be continuing at the time of such declaration. Any Event of Default with respect to this Note may be waived by the Registered Holder.
[Senior Notes: For purposes of this Note, an “Event of Default” shall mean any one of the following events:
•	default in the payment of any interest upon the Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

•	default in the payment of the principal of (or premium, if any, on) the Note when due; or

•	default in the performance of any covenant or agreement of the Bank contained in the Note which continues for 60 days after receipt of written notice given by the Registered Holder; or

•	the Bank shall consent to the appointment of a conservator or receiver or liquidator or

4

trustee or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Bank or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or the Bank shall file a petition to take advantage of any applicable insolvency or reorganization statute.]
[Subordinated Notes: For purposes of this Note, an “Event of Default” shall occur if the Bank shall consent to the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Bank or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or the Bank shall file a petition to take advantage of any applicable insolvency or reorganization statute.
The holder of this Note, by its acceptance hereof, agrees that the indebtedness of the Bank evidenced by this Note; including the principal, premium, if any, and interest, is unsecured and subordinate and junior in right of payment to the Bank’s obligations to its depositors, its obligations under banker’s acceptances and letters of credit, and its obligations to its other creditors (including any obligations to any Federal Reserve Bank and the FDIC), whether outstanding at the time this Note is issued or thereafter incurred (except any obligations which by their express terms rank on a parity with or junior to this Note), and that in the case of any insolvency proceedings, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Bank, whether voluntary or involuntary, all such obligations
(except obligations which rank on parity with or junior to this Note) shall be entitled to be paid in full before any payment shall be made on account of the principal of, premium, if any, or interest on this Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the holder of this Note, together with the holders of any obligations of the Bank ranking on a parity with this Note, shall be entitled to be paid pro rata from the remaining assets of the Bank the unpaid principal of, the unpaid premium, if any, and the unpaid interest on, this Note or such other obligations before any payment or other distribution, whether in cash, property, or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Note.
This Note contains no limitation on the amount of senior debt, deposits or other obligations that rank senior to this Note that maybe hereafter incurred or assumed by the Bank.]

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This Note may be subject to repayment at the option of the Registered Holder hereof on the Repayment Date(s) indicated on the face hereof. If no such date is set forth on the face hereof, this Note may not be so repaid at the option of the Registered Holder hereof prior to maturity. On each Repayment Date, if any, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $250,000) at the option of the Registered Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, or if this Note is an Original Issue Discount Note (as specified on the face hereof), the applicable Repayment Price specified on the face hereof, together in the case of any such repayment with interest thereon payable to the Repayment Date, but interest installments due prior to the Repayment Date will be payable to the Registered Holder as of the relevant Regular Record Date or special record date. For this Note to be repaid in whole or in part at the option of the Registered Holder hereof, the Fiscal and Paying Agent must receive, at its address set forth below, not more than 45, nor less than 30, days prior to a Repayment Date, if any, either (i) this Note accompanied by the form entitled “Option to Elect Repayment” below duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Registered Holder, the principal amount of this Note, the principal amount of this Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guaranty that the Note to be repaid with the form entitled “Option to Elect Repayment” on the Note duly completed will be received by the Fiscal and Paying Agent not later than five Business Days after the date of such facsimile transmission or letter and such Note and form duly completed are received by the Fiscal and Paying Agent by such fifth Business Day. Exercise of such repayment option by the Registered Holder hereof shall be irrevocable, except a Registered Holder tendering after receipt of a notice of an extension of maturity.
If so provided on the face of this Note, this Note may be redeemed by the Bank on any Redemption Date (or range of Redemption Dates) so indicated on the face hereof. If no Redemption Date (or range of Redemption Dates) is set forth on the face hereof, this Note may not be redeemed prior to its Stated Maturity. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Note is subject to redemption at the option of the Bank, upon notice by first-class mail, not less than 30 nor more than 45 days prior to the Redemption Date specified in such notice, at the applicable redemption price specified on the face hereof (expressed as a percentage of the principal amount of this Note) together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments due prior to the Redemption Date will be payable to the Registered Holder on the relevant Regular Record Date if the Redemption Date is an Interest Payment Date. The Bank may elect to redeem less than the entire principal amount hereof; provided, that the principal amount, if any, of this Note that remains outstanding after such redemption is an Authorized Denomination. In the event of any redemption in part, the Bank will not be required to (i) issue, register the transfer of, or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of the notice of redemption of Notes selected for redemption and ending at the close of business on the date of mailing of the relevant notice of redemption or (ii) register the transfer or exchange of any Note, or any portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part.

6

All notices to the Bank under this Note shall be in writing or addressed to the Fiscal and Paying Agent at [        ], Attention: [        ], or to such other address as the Bank may notify the Registered Holder.
This Note shall be governed by and construed in accordance with the laws of the State of New York.
The Notes of this series are issuable only in registered form without interest coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof (each an “Authorized Denomination”).
IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed and countersigned as of the date set forth herein.
This Note is not valid for any purpose until countersigned by the Fiscal and Paying Agent or such other institution as may be appointed by the Bank and the certificate of authentication affixed hereon.

Countersigned for authentication only THE BANK OF NEW YORK TRUST COMPANY, N.A., AS FISCAL AND PAYING AGENT	[INSERT NAME OF ISSUING BANK]

By		By

	Authorized Signature		Authorized Signature

 7
OPTION TO ELECT REPAYMENT
The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the Repayment Price, together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the Undersigned)
For this Note to be repaid the Fiscal and Paying Agent must receive at its Corporate Trust Office, located at [          ], Attention: [          ], or at such other place or places of which the Bank shall from time to time notify the Holder of the within Note, not more than 45, nor less than 30, days prior to a Repayment Date, if any, shown on the face of the within Note, either (i) this Note with this “Option to Elect Repayment” form duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Registered Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guaranty that the Note to be repaid with the form entitled “Option to Elect Repayment” duly completed will be received by the Fiscal and Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by the Fiscal and Paying Agent by such fifth Business Day.
If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be increments of $1,000) which the Holder elects to have repaid: $                     ; and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess of $250,000) of the Notes to be reissued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): $                     .

Date:

Note: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement.

8

ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

TT ENT – as joint tenants with right of survivorship and not as tenants in common

UNIF TRANS MIN ACT –

(Cust)	(Minor)

Custodian under Uniform Transfer to Minors Act

(State)
Additional abbreviations may be used though not in the above list.
FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
(Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the within Bank, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Fiscal and Paying Agent, which requirements include membership or participation in STAMP or such other “signature guaranty program” as may be determined by the Fiscal and Paying Agent in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B-1 TO
FISCAL AND PAYING
AGENCY AGREEMENT
(Short-Term Floating)
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER OR EXCHANGE AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS BANK NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF THE BANK. THE OBLIGATION EVIDENCED BY THIS BANK NOTE RANKS PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW.
THIS BANK NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
THIS BANK NOTE MUST BE SOLD IN MINIMUM DENOMINATIONS OF $250,000 AND IS NOT EXCHANGEABLE FOR NOTES IN SMALLER DENOMINATIONS.

REGISTERED	REGISTERED

No. FLR.

CUSIP

 2
FLOATING RATE NOTE
[INSERT NAME OF THE ISSUING BANK]

ORIGINAL ISSUE DATE:	STATED MATURITY:

INITIAL INTEREST RATE:	SPREAD:

INDEX MATURITY:	SPREAD MULTIPLIER:

INTEREST RATE BASIS:	REGULAR RECORD DATES:

MAXIMUM INTEREST RATE:	INTEREST PAYMENT DATES:

MINIMUM INTEREST RATE:	INTEREST DETERMINATION DATES:

INTEREST RESET DATES:	CALCULATION DATE:

REPAYMENT DATE(S):	REDEMPTION DATES:

REPAYMENT PRICE:	REDEMPTION PRICE:

OTHER REPAYMENT TERMS:	OTHER REDEMPTION TERMS:

ORIGINAL ISSUE DISCOUNT NOTE:

Yes	No
☐	☐
If this Note was issued with “original issue discount” for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

	TOTAL AMOUNT	ISSUE PRICE (expressed as a
	OF OID:	percentage of aggregate
principal amount):

YIELD TO MATURITY:	SHORT ACCRUAL	METHOD USED TO
(compounded ___)	OID:	DETERMINE YIELD FOR
SHORT ACCRUAL PERIOD:

Approximate	Exact
☐	☐
[insert name of the Issuing Bank] (the “Bank”, which term includes any successor thereof) for value received, hereby promises to pay the sum of,                     U.S. dollars ($,                     )

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to CEDE & CO. (the “Registered Holder”) as nominee of The Depository Trust Company (“DTC”) as custodian for participants each acting for themselves and as nominee or custodian for others, including trusts, pension and retirement plans and accounts, fiduciaries, custodians and nominees (the “Participants”) on the Stated Maturity and to pay interest on the Stated Maturity.
Interest on this Note shall be payable monthly, quarterly, semiannually, or annually on each Interest Payment Date specified herein and on the Stated Maturity specified herein at a rate per annum equal to the Initial Interest Rate specified herein until the first Interest Reset Date specified herein following the Original Issue Date specified herein and thereafter at a rate determined in accordance with the provisions herein under the heading(s) “Determination of Commercial Paper Rate”, “Determination of CD Rate”, “Determination of Fed Funds Rate”, “Determination of LIBOR”, “Determination of Treasury Rate”, “Determination of Prime Rate” or “Determination of CMT Rate”, depending upon whether the Interest Rate Basis is Commercial Paper Rate, CD Rate, Fed. Funds Rate, LIBOR, Treasury Rate, Prime Rate, or CMT Rate to the person in whose name this Note is registered at the close of business on the Regular Record Date whether or not a Business Day (as defined herein); provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date; and provided, further, that if an Interest Payment Date or Interest Reset Date would fall on a day that is not a Business Day, such Interest Payment Date or Interest Reset Date shall be the following day that is a Business Day, except that if the Interest Rate Basis is LIBOR, where such following Business Day falls in the next calendar month, such Interest Payment Date or Interest Reset Date shall be the next preceding day that is a Business Day. “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banking institutions are authorized or obligated by law or executive order to close in the City of New York, New York and the City of Green Bay, Wisconsin; or with respect to LIBOR Notes, is also a London Business Day. “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
Principal, premium, if any, and interest payments on Notes will be paid in immediately available funds to the Registered Holder.
The Registered Holder may declare the principal amount of, and accrued interest on, this Note to be due and payable immediately if an Event of Default with respect to this Note shall have occurred and be continuing at the time of such declaration. Any Event of Default with respect to this Note may be waived by the Registered Holder.
For purposes of this Note, an “Event of Default” shall mean any one of the following events:
(1)	default in the payment of any interest upon the Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2)	default in the payment of the principal of (or premium, if any, on) the Note when due; or

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(3)	default in the performance of any covenant or agreement of the Bank contained in the Note which continues for 60 days after receipt of written notice given by the Registered Holder hereof; or

(4)	the Bank shall consent to the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, receivership, liquidation, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Bank or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, receivership, liquidation, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or the Bank shall file a petition to take advantage of any applicable insolvency or reorganization statute.]
All notices to the Bank under this Note shall be in writing and addressed to the Fiscal and Paying Agent at [          ], Attention: [          ], or to such other address as the Bank may notify the Registered Holder.
This Note shall be governed by and construed in accordance with the laws of the State of New York.
No interest will accrue on this Note after its maturity.
Interest:
Interest payable with respect to each interest payment period shall accrue to but not include the applicable Interest Payment Date or the Stated Maturity, as the case may be. Accrued interest hereon from the Issue Date or from the last date to which interest shall have been paid, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid, as the case may be, to the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis is the Commercial Paper Rate, CD Rate, Fed Funds Rate, LIBOR or Prime Rate, as indicated herein, or by the actual number of days in the year if the Interest Rate Basis is the Treasury Rate or CMT Rate, as indicated herein.
The rate of interest borne by this Note will be reset daily, weekly, monthly, quarterly, semiannually or annually, as specified above. The “Interest Reset Date” will be the date specified above; provided, however, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the “Initial Interest Rate” (as specified herein). Each such adjusted rate shall be applicable on and after the Interest Reset Date to which it relates, to, but not including, the next succeeding Interest Reset Date, or until the Stated Maturity, as the case may be. If any, Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case of a

5

LIBOR Note, where such following Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.
Determination of Commercial Paper Rate:
If the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the Commercial Paper Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“Commercial Paper Rate” means, with respect to any Interest Determination Date, the Money Market Yield (as defined below) on such date of the rate quoted on a discount basis for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the heading “Commercial Paper-Nonfinancial.” In the event that such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate of commercial paper of the specified Index Maturity as published in H.15 Daily Update (as hereinafter defined) under the heading “Commercial Paper-Nonfinancial” (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If such rate is published neither in H.15(519) nor in H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, the Commercial Paper Rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on that Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the specified Index Maturity placed for an industrial issuer whose senior unsecured bond rating is “AA,” or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect on such date.
“H.15 Daily Update” means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/l5/update, or any successor site or publication.
     “Money Market Yield” shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield	=	D x 360___	x 100

360 – (DxM)
where “D” refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and “M” refers to the actual number of days in the interest period for which interest is being calculated.

6

Determination of CD Rate:
If the Interest Rate Basis specified on the face hereof is the CD Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the CD Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“CD Rate” means, with respect to any Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading “CDs (Secondary Market)”. In the event that such rate is not so published before 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the CD Rate will be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15 Daily Update, under the caption “CDs (Secondary Market).” If such rate is published neither in H.15(519) nor H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, the CD Rate for such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York (which may include one or more of the Agents) selected by the Calculation Agent for negotiable certificates of deposit in a denomination of $5,000,000 of the four highest rated banks (as rated by two nationally recognized rating agencies) of the 25 largest United States banks ranked by asset size based on the most recent year-end survey published in The American Banker (or a comparable publication) with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined on such CD Interest Determination Date will be the CD Rate in effect on such date.
Determination of Fed Funds Rate:
If the Interest Rate Basis specified on the face hereof is the Fed Funds Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the Fed Funds Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“Fed Funds Rate” means, with respect to any Interest Determination Date, the rate on such date for Federal Funds having the Index Maturity as specified on the face hereof as published in H.15(519) under the heading “Federal Funds (Effective)”, as such rate is displayed on Telerate Page 120. In the event that such rate does not appear on Telerate Page 120 or is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Fed Funds Interest Determination Date, the Fed Funds Rate will be the rate on such Fed Funds Interest Determination Date for Federal Funds having the specified Index Maturity as published in H.15 Daily Update under the heading “Federal Funds (Effective Rate).” If by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Fed Funds Interest Determination Date such rate does not appear on Telerate Page 120 or is not yet published in either H.15(519) or H.15 Daily Update, then the Fed Funds Rate on such Fed Funds Interest Determination Date will be calculated by the

7

Calculation Agent and will be the arithmetic mean of the rates as of 9:00 A.M. New York City time, on such Fed Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by Calculation Agent are not quoting as mentioned in this sentence, the Fed Funds Rate with respect to such Fed Funds Interest Determination Date will be the Fed Funds Rate in effect on such date.
Determination of LIBOR:
If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate with respect to this Note for any Interest Reset Date shall be LIBOR plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:
     (a) LIBOR will be either the rate for deposits in U.S. dollars having the Index Maturity designated on the face hereof commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appears on the Telerate Page 3750, as of 11:00 A.M., London time, on that LIBOR Interest Determination Date (“LIBOR Telerate”) or (ii) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page (“LIBOR Reuters”). “Telerate Page 3750” means the display designated as page “3750” on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). “Reuters Screen LIBO Page” means the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Telerate nor LIBOR Reuters is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If no rate appears on the Telerate Page 3750, or if fewer than two offered rates appear on the Reuters Screen LIBO Page, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (b) below.
     (b) With respect to a LIBOR Interest Determination Date on which no rate appears on Telerate Page 3750, as specified in (a)(i) above, or on which fewer than two offered rates appear on the Reuters Screen LIBO Page, as specified in (a)(ii) above, as applicable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity designated on the face hereof are offered at approximately 11:00 A.M., London time, on that LIBOR Interest Determination Date by

8

four major banks in the London interbank market selected by the Calculation Agent (“LIBOR Reference Banks”) to prime banks in the London interbank market commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of the LIBOR Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on that LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the Index Maturity designated on the face hereof commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $ 1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be the rate of LIBOR in effect on such date.
Determination of Treasury Rate:
If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the Treasury Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“Treasury Rate” means, with respect to any Interest Determination Date, the rate from the auction held on such Treasury Rate Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof under the caption “INVESTMENT RATE” on the display on Telerate on page 56 (or any other page as may replace such page on such service) (“Telerate Page 56”) or page 57 (or any other page as may replace such page on such service (“Telerate Page 57”) or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as hereinafter defined) of the rate for such Treasury Bills as published in H.15 Daily Update under the caption “U.S. Government Securities/Treasury Bills/Auction High” or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of such Treasury Bills as announced by the United States Department of Treasury. In the event that the auction rate of Treasury Bills having the Index Maturity specified on the face hereof is not so announced by the United States Department of the Treasury, or if no such auction is held, then the Treasury Rate will be the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market” or, if not yet published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury

9

Bills as published in H.15 Daily Update under the caption “U.S. Government Securities, Treasury Bills/Secondary Market.” If such rate is not yet published in H.15(519) or H.15 Daily Update, then the Treasury Rate will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers (which may include one or more of the Agents) selected by the Calculation Agent, for the Issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.
“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield	=	D x N	x 100

360 – (DxM)
where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.
Determination of Prime Rate:
If the Interest Rate Basis specified on the face hereof is the Prime Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the Prime Rate plus or minus the Spread, if any, and/or multiplied by the Spread multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“Prime Rate” for each such Interest Reset Date will be determined as of the Interest Determination Date and will be the rate as such rate is published in H.15(519) under the heading “Bank Prime Loan” In the event that such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update opposite the caption “Bank Prime Loan”. In the event that such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, in either H.15(519) or H.15 Daily Update, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page (as defined below) as such bank’s prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates but more than one such rate appear on

10

the Reuters Screen USPRIME 1 Page for such Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three, or two if only two such rates are quoted, major money center banks in The City of New York (which may include affiliates of certain of the Agents) selected by the Calculation Agent. If fewer than two such rates appear on the Reuters Screen USPRIME 1 Page, the Prime Rate will be determined by the Calculation Agent on the basis of the rates furnished in The City of New York by three, or two if only two such rates are quoted, substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least $500 million and being subject to supervision or examination by a federal or state banking authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if fewer than two such substitute banks or trust companies selected as aforesaid are quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date shall be the Prime Rate in effect on such Prime Rate Interest Determination Date.
“Reuters Screen USPRIME 1 Page” means the display on the Reuters Monitor Money Rates Service on the “USPRIME 1” page (or such other page as may replace the Reuters Screen USPRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).
Determination of CMT Rate:
If the Interest Rate Basis specified on the face hereof is the CMT Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the CMT Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“CMT Rate” means, with respect to any Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption “... Treasury Constant Maturities ... Federal Reserve Board Release H.15 ... Mondays Approximately 3:45 P.M.,” under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7051, the rate on such Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CMT Rate for such Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CMT Rate for such Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CMT Rate for the Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the Interest Determination Date reported, according to their written records, by three leading primary United States government securities

11
dealers (each, a “Reference Dealer”) in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States (“Treasury Notes”) with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence, have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate Note with the shorter remaining term to maturity will be used.
“Designated CMT Telerate Page” means the display on the Dow Jones Telerate Service on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)) for the purpose of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.
“Designated CMT Maturity Index” means the original period to maturity of the Treasury Notes specified on the face hereof, with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.
General
Notwithstanding the determination of the interest rate as provided above, the interest rate on this Note for any interest period shall not be greater than the Maximum Interest Rate, if any, and/or less than the Minimum Interest Rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted under applicable state law as the same may be modified by United States law of general application.
The Calculation Agent will, upon the request of the beneficial owner of this Note, provide the interest rate then in effect and, if determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with

12

respect to this Note. Unless changed by the Bank, in its sole discretion, the Fiscal and Paying Agent will act as Calculation Agent for this Note and thereafter the Calculation Agent shall be such agent as selected by the Bank. The Bank shall notify the Registered Holder and the Depository Trust Company of any change in Calculation Agent.
The Interest Determination Date pertaining to an Interest Reset Date will be the second Business Day preceding such Interest Reset Date for all Notes other than Notes with an Interest Reset Basis of LIBOR or the Treasury Rate. If the Interest Rate Basis specified on the face hereof is LIBOR, the Interest Determination Date pertaining to an Interest Reset Date will be the second London Business Day next preceding such Interest Reset Date. If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the Interest Determination Date pertaining to an Interest Reset Date will be the day of the week in which such Interest Reset Date falls on which Treasury Bills would normally be auctioned (generally, Monday). If as the result of a legal holiday, an auction is held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction.
All dollar amounts used in or resulting from any calculation will be rounded to the nearest cent with one-half cent being rounded upward. Unless otherwise specified herein, all percentages resulting from any calculation will be rounded, if necessary, to the nearest one-hundred thousandth of a percent, with five one-millionths of a percent rounded upwards, e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654).
The “Calculation Date”, where applicable, pertaining to an Interest Determination Date is the earlier of (i) the tenth calendar day after such Interest Determination Date, or if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.
The Notes of this series are issuable only in registered form without coupon in denominations of $250,000 and integral multiples of $1,000 in excess thereof (each an “Authorized Denomination”).

13

This Note may be subject to repayment at the option of the Registered Holder hereof on the Repayment Date(s) indicated on the face hereof. If no such date is set forth on the face hereof, this Note may not be so repaid at the option of the Registered Holder hereof prior to Stated Maturity. On each Repayment Date, if any, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $250,000) at the option of the Registered Holder hereof at a repayment price equal to l00% of the principal amount to be repaid, or if this Note is an Original Issue Discount Note (as specified on the face hereof), the applicable Repayment Price specified on the face hereof, together in the case of any such repayment with interest thereon payable to the Repayment Date, but interest installments due prior to the Repayment Date will be payable to the Registered Holder on the relevant Regular Record Date or special record date. For this Note to be repaid in whole or in part at the option of the Registered Holder hereof, the Fiscal and Paying Agent must receive, at its address set forth below, not more than 45, nor less than 30, days prior to an Repayment Date, if any, either (i) this Note accompanied by the form entitled “Option to Elect Repayment” below duly completed, or (ii) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Registered Holder, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guaranty that the Note to be repaid with the form entitled “Option to Elect Repayment” on the Note duly completed will be received by the Fiscal and Paying Agent not later than five Business Days after the date of such facsimile transmission or letter and such Note and form duly completed are received by the Fiscal and Paying Agent by such fifth Business Day. Exercise of such repayment option by the Registered Holder hereof shall be irrevocable, except a Registered Holder tendering after receipt of a notice of an extension of maturity.
If so provided on the face of this Note, this Note may be redeemed by the Bank on any Redemption Date (or range of Redemption Dates) so indicated on the face hereof. If no Redemption Date (or range of Redemption Dates) is set forth on the face hereof, this Note may not be redeemed prior to its Stated Maturity. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Note is subject to redemption at the option of the Bank, upon notice to the Registered Holder at its address in the Note Registers of the Fiscal and Paying Agent by first-class mail, not less than 30 nor more than 45 days prior to the Redemption Date specified in such notice, at the applicable redemption price specified on the face hereof (expressed as a percentage of the principal amount of this Note) together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments due will be payable to the Registered Holder on the relevant Regular Record Date if the Redemption Date is an Interest Payment Date. The Bank may elect to redeem less than the entire principal amount hereof; provided, that the principal amount, if any, of this Note that remains outstanding after such redemption is an Authorized Denomination. In the event of any redemption in part, the Bank will not be required to (i) issue, register the transfer of, or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of the notice of redemption of Notes selected for redemption and ending at the close of business on the date of mailing of the relevant notice of redemption or (ii) register the transfer or exchange of any Note, or any portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part.

14

IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed and countersigned as of the date set forth herein.
This Note is not valid for any purpose until countersigned by the Fiscal and Paying Agent or such other institution as may be appointed by the Bank and the certificate of authentication affixed hereon.

Countersigned for	[INSERT NAME OF ISSUING BANK]
authentication only
THE BANK OF NEW YORK TRUST COMPANY,
N.A., AS FISCAL AND PAYING AGENT

By		By

	Authorized Signature		Authorized Signature

15

OPTION TO ELECT REPAYMENT
The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the Repayment Price, together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the Undersigned)
For this Note to be repaid the Fiscal and Paying Agent must receive at its Corporate Trust Office, located at [           ], Attention: [           ], or at such other place or places of which the Bank shall from time to time notify the Holder of the within Note, not more than 45, nor less than 30, days prior to an Optional Repayment Date, if any, shown on the face of the within Note, either (i) this Note with this “Option to Elect Repayment” form duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Registered Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guaranty that the Note to be repaid with this form entitled “Option to Elect Repayment” duly completed will be received by the Fiscal and Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by the Fiscal and Paying Agent by such fifth Business Day.
If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be increments of $1,000) which the Holder elects to have repaid: $                    ; and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess of $250,000) of the Notes to be reissued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): $                     .

Date:	Note: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement.

16

ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:
FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

TEN COM – as tenants in common

TEN ENT – as tenants by the entireties

JT ENT – as joint tenants with right of survivorship and not as tenants in common

UNIF TRANS MIN F

	(Cust)	(Minor)

Custodian under Uniform Transfer to Minors Act

(State)
Additional abbreviations may be used though not in the above list.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the within Bank, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Fiscal and Paying Agent, which requirements include membership or participation in STAMP or such other “signature guaranty program” as may be determined by the Fiscal and Paying Agent in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B-2 TO
FISCAL AND PAYING
AGENCY AGREEMENT
(Medium-Term Floating)
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER OR EXCHANGE AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
[SENIOR NOTE: THIS BANK NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF THE BANK. THE OBLIGATION EVIDENCED BY THIS BANK NOTE RANKS PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW.]
[SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS BANK NOTE IS AN OBLIGATION OF THE BANK AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED.]
THIS BANK NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
THIS BANK NOTE MUST BE SOLD IN MINIMUM DENOMINATIONS OF $250,000 AND IS NOT EXCHANGEABLE FOR NOTES IN SMALLER DENOMINATIONS.

REGISTERED	REGISTERED

No. FLR.

CUSIP

FLOATING RATE NOTE
[INSERT NAME OF THE ISSUING BANK]

ORIGINAL ISSUE DATE:	STATING MATURITY:

INITIAL INTEREST RATE:	SPREAD:

INDEX MATURITY:	SPREAD MULTIPLIER:

INTEREST RATE BASIS:	REGULAR RECORD DATES:

MAXIMUM INTEREST RATE:	INTEREST PAYMENT DATES:

MINIMUM INTEREST RATE:	INTEREST DETERMINATION DATES:

INTEREST RESET DATES:	CALCULATION DATE:

REPAYMENT DATE(S):	REDEMPTION DATES:

REPAYMENT PRICE:	REDEMPTION PRICE:

OTHER REPAYMENT TERMS:	OTHER REDEMPTION TERMS:

OTHER TERMS:

ORIGINAL ISSUE DISCOUNT NOTE:

Yes	No
☐	☐
If this Note was issued with “original issue discount” for purposes of Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

	TOTAL AMOUNT OF: OID:	ISSUE PRICE (expressed as a percentage of aggregate principal amount):

YIELD TO MATURITY: (compounded _______)	SHORT ACCRUAL PERIOD OID:	METHOD USED TO DETERMINE YIELD FOR SHORT ACCRUAL PERIOD:

		Approximate	Exact
		☐	☐
[insert name of the Issuing Bank] (the “Bank”, which term includes any successor thereof) for value received, hereby promises to pay the sum of                      U.S. dollars ($                    ) to CEDE & CO. (the “Registered Holder”) as nominee of The Depository Trust Company (“DTC”) as custodian for participants each acting for themselves and as nominee or custodian for others, including trusts, pension and retirement plans and accounts, fiduciaries, custodians and nominees (the “Participants”) on the Stated Maturity and to pay interest on a regular periodic basis as specified herein.
Interest on this Note shall be payable monthly, quarterly, semiannually, or annually on each Interest Payment Date specified herein and on the Stated Maturity specified herein at a rate per annum equal to the Initial Interest Rate specified herein until the first Interest Reset Date specified herein following the Original Issue Date specified herein and thereafter at a rate determined in accordance with the provisions herein under the heading(s) “Determination of Commercial Paper Rate”, “Determination of CD Rate”, “Determination of Fed Funds Rate”, “Determination of LIBOR”, “Determination of Treasury Rate”, “Determination of Prime Rate” or “Determination of CMT Rate”, depending upon whether the Interest Rate Basis is Commercial Paper Rate, CD Rate, Fed. Funds Rate, LIBOR, Treasury Rate, Prime Rate, CD Rate, CMT Rate, to the person in whose name this Note is registered at the close of business on the Regular Record Date whether or not a Business Day (as defined herein); provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date; and provided, further, that if an Interest Payment Date or Interest Reset Date would fall on a day that is not a Business Day, such Interest Payment Date or Interest Reset Date shall be the following day that is a Business Day, except that if the Interest Rate Basis is LIBOR, where such following Business Day falls in the next calendar month, such Interest Payment Date or Interest Reset Date shall be the next preceding day that is a Business Day. “Business Day” means any day that is not a Saturday or Sunday and that is not a day on which banking institutions are authorized or obligated by law or executive order to close in the City of New York, New York and the City of Green Bay, Wisconsin; or with respect to LIBOR Notes, is also a London Business Day. “London Business Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.
Principal, premium, if any, and interest payments on Notes will be paid in immediately available funds to the Registered Holder.
The Registered Holder may declare the principal amount of, and accrued interest on, this Note to be due and payable immediately if an Event of Default with respect to this Note shall have occurred and be continuing at the time of such declaration. Any Event of Default with respect to this Note may be waived by the Registered Holder.
[Senior Notes: For purposes of this Note, an “Event of Default” shall mean any one of the following events:
(1)	default in the payment of any interest upon the Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2)	default in the payment of the principal of (or premium, if any, on) the Note when due; or

(3)	default in the performance of any covenant or agreement of the Bank contained in the Note which continues for 60 days after receipt of written notice given by the Registered Holder hereof; or

(4)	the Bank shall consent to the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, receivership, liquidation, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Bank or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, receivership, liquidation, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or the Bank shall file a petition to take advantage of any applicable insolvency or reorganization statute.]
[Subordinated Notes: For purposes of this Note, an “Event of Default” shall occur if the Bank shall consent to the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Bank or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or trustee or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or the Bank shall file a petition to take advantage of any applicable insolvency or reorganization statute.
The holder of this Note, by its acceptance hereof, agrees that the indebtedness of the Bank evidenced by this Note, including the principal, premium, if any, and interest, is unsecured and subordinate and junior in right of payment to the Bank’s obligations to its depositors, its obligations under banker’s acceptances and letters of credit, and its obligations to its other creditors (including any obligations to any Federal Reserve Bank and the FDIC ), whether outstanding at the time this Note is issued or thereafter incurred (except any obligations which by their express terms rank on a parity with or junior to this Note), and that in the case of any insolvency proceedings, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Bank, whether voluntary or involuntary, all such obligations (except obligations which rank on parity with or junior to this Note) shall be entitled to be paid in full before any payment shall be made on account of the principal of, premium, if any, or interest on this Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the holder of this Note, together with the holders of any obligations of the Bank ranking on a parity with this Note, shall be entitled to be paid pro rata from the remaining assets of the Bank the unpaid principal of, the unpaid premium, if any, and the unpaid interest on, this Note or such other obligations before any payment or other distribution, whether in cash, property, or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Note.
This Note contains no limitation on the amount of senior debt, deposits or other obligations that rank senior to this Note that maybe hereafter incurred or assumed by the Bank.]
All notices to the Bank under this Note shall be in writing and addressed to the Fiscal and Paying Agent at [            ], Attention: [           ], or to such other address as the Bank may notify the Registered Holder.
This Note shall be governed by and construed in accordance with the laws of the State of New York. No interest will accrue on this Note after its maturity.
Interest:
Interest payable with respect to each interest payment period shall accrue to but not include the applicable Interest Payment Date or the Stated Maturity, as the case may be. Accrued interest hereon from the Issue Date or from the last date to which interest shall have been paid, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid, as the case may be, to the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Interest Rate Basis is the Commercial Paper Rate, CD Rate, Fed Funds Rate, LIBOR or Prime Rate, as indicated herein, or by the actual number of days in the year if the Interest Rate Basis is the Treasury Rate or CMT Rate, as indicated herein.
The rate of interest borne by this Note will be reset daily, weekly, monthly, quarterly, semiannually or annually, as specified above. The “Interest Reset Date” will be the date specified above; provided, however, that the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the “Initial Interest Rate” (as specified herein). Each such adjusted rate shall be applicable on and after the Interest Reset Date to which it relates, to, but not including, the next succeeding Interest Reset Date, or until the Stated Maturity, as the case may be. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case of a LIBOR Note, where such following Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.
Determination of Commercial Paper Rate:
If the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the Commercial Paper Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“Commercial Paper Rate” means, with respect to any Interest Determination Date, the Money Market Yield (as defined below) on such date of the rate quoted on a discount basis for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the heading “Commercial Paper-Nonfinancial.” In the event that such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate of commercial paper of the specified Index Maturity as published in H.15 Daily Update (as hereinafter defined) under the heading “Commercial Paper-Nonfinancial” (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If such rate is published neither in H.15(519) nor in H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, the Commercial Paper Rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on that Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the specified Index Maturity placed for an industrial issuer whose senior unsecured bond rating is “AA,” or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect on such date.
“H.15 Daily Update” means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.
“Money Market Yield” shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100

360 – (D x M)
where “D” refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and “M” refers to the actual number of days in the interest period for which interest is being calculated.
Determination of CD Rate:
If the Interest Rate Basis specified on the face hereof is the CD Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the CD Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“CD Rate” means, with respect to any Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading “CDs (Secondary Market)”. In the event that such rate is not so published before 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, the CD Rate will be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15 Daily Update, under the caption “CDs (Secondary Market).” If such rate is published neither in H.15(519) nor H.15 Daily Update by 3:00 P.M., New York City time, on such Calculation Date, the CD Rate for such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York (which may include one or more of the Agents) selected by the Calculation Agent for negotiable certificates of deposit in a denomination of $5,000,000 of the four highest rated banks (as rated by two nationally recognized rating agencies) of the 25 largest United States banks ranked by asset size based on the most recent year-end survey published in The American Banker (or a comparable publication) with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined on such CD Interest Determination Date will be the CD Rate in effect on such date.
Determination of Fed Funds Rate:
If the Interest Rate Basis specified on the face hereof is the Fed Funds Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the Fed Funds Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“Fed Funds Rate” means, with respect to any Interest Determination Date, the rate on such date for Federal Funds having the Index Maturity as specified on the face hereof as published in H.15(519) under the heading “Federal Funds (Effective)”, as such rate is displayed on Telerate Page 120. In the event that such rate does not appear on Telerate Page 120 or is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Fed Funds Interest Determination Date, the Fed Funds Rate will be the rate on such Fed Funds Interest Determination Date for Federal Funds having the specified Index Maturity as published in H.15 Daily Update under the heading “Federal Funds (Effective Rate).” If by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Fed Funds Interest Determination Date such rate does not appear on Telerate Page 120 or is not yet published in either H.15(519) or H.15 Daily Update, then the Fed Funds Rate on such Fed Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates as of 9:00 A.M. New York City time, on such Fed Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Fed Funds Rate with respect to such Fed Funds Interest Determination Date will be the Fed Funds Rate in effect on such date.
Determination of LIBOR:

If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate with respect to this Note for any Interest Reset Date shall be LIBOR plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:
     (a) LIBOR will be either the rate for deposits in U.S. dollars having the Index Maturity designated on the face hereof commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appears on the Telerate Page 3750, as of 11:00 A.M., London time, on that LIBOR Interest Determination Date (“LIBOR Telerate”) or (ii) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page (“LIBOR Reuters”). “Telerate Page 3750” means the display designated as page “3750” on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). “Reuters Screen LIBO Page” means the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Telerate nor LIBOR Reuters is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If no rate appears on the Telerate Page 3750, or if fewer than two offered rates appear on the Reuters Screen LIBO Page, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (b) below.
     (b) With respect to a LIBOR Interest Determination Date on which no rate appears on Telerate Page 3750, as specified in (a)(i) above, or on which fewer than two offered rates appear on the Reuters Screen LIBO Page, as specified in (a)(ii) above, as applicable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity designated on the face hereof are offered at approximately 11:00 A.M., London time, on that LIBOR Interest Determination Date by four major banks in the London interbank market selected by the Calculation Agent (“LIBOR Reference Banks”) to prime banks in the London interbank market commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of the LIBOR Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on that LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the Index Maturity designated on the face hereof commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be the rate of LIBOR in effect on such date.
Determination of Treasury Rate:
If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the Treasury Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“Treasury Rate” means, with respect to any Interest Determination Date, the rate from the auction held on such Treasury Rate Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof under the caption “INVESTMENT RATE” on the display on Telerate on page 56 (or any other page as may replace such page on such service) (“Telerate Page 56”) or page 57 (or any other page as may replace such page on such service (“Telerate Page 57”) or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as hereinafter defined) of the rate for such Treasury Bills as published in H.15 Daily Update under the caption “U.S. Government Securities/Treasury Bills/Auction High” or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of such Treasury Bills as announced by the United States Department of Treasury. In the event that the auction rate of Treasury Bills having the Index Maturity specified on the face hereof is not so announced by the United States Department of the Treasury, or if no such auction is held, then the Treasury Rate will be the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market” or, if not yet published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update under the caption “U.S. Government Securities Treasury Bills/Secondary Market.” If such rate is not yet published in H.15(519) or H.15 Daily Update, then the Treasury Rate will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers (which may include one or more of the Agents) selected by the Calculation Agent, for the Issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the calculation Agent are not quoting as mentioned in this sentence, the

Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.
“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield =	D x N	x 100

360 – (D x M)
where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.
Determination of Prime Rate:
If the Interest Rate Basis specified on the face hereof is the Prime Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the Prime Rate plus or minus the Spread, if any, and/or multiplied by the Spread multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“Prime Rate” for each such Interest Reset Date will be determined as of the Interest Determination Date and will be the rate as such rate is published in H.15(519) under the heading “Bank Prime Loan.” In the event that such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update opposite the caption “Bank Prime Loan”. In the event that such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, in either H.15(519) or H.15 Daily Update, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page (as defined below) as such bank’s prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen USPRIME 1 Page for such Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three, or two if only two such rates are quoted, major money center banks in The City of New York (which may include affiliates of certain of the Agents) selected by the Calculation Agent. If fewer than two such rates appear on the Reuters Screen USPRIME 1 Page, the Prime Rate will be determined by the Calculation Agent on the basis of the rates furnished in The City of New York by three, or two if only two such rates are quoted, substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least $500 million and being subject to supervision or examination by a federal or state banking authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if fewer than two such substitute banks or trust companies selected as aforesaid are quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date shall be the Prime Rate in effect on such Prime Rate Interest Determination Date.

“Reuters Screen USPRIME 1 Page” means the display on the Reuters Monitor Money Rates Service on the “USPRIME 1” page (or such other page as may replace the Reuters Screen USPRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).
Determination of CMT Rate:
If the Interest Rate Basis specified on the face hereof is the CMT Rate, the interest rate with respect to this Note for any Interest Reset Date shall be the CMT Rate plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on the applicable Interest Determination Date.
“CMT Rate” means, with respect to any Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption “... Treasury Constant Maturities .... Federal Reserve Board Release H.15 ... Mondays Approximately 3:45 P.M.,” under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7051, the rate on such Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CMT Rate for such Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CMT Rate for such Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the CMT Rate for the Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a “Reference Dealer”) in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States (“Treasury Notes”) with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence, have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate Note with the shorter remaining term to maturity will be used.
“Designated CMT Telerate Page” means the display on the Dow Jones Telerate Service on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)) for the purpose of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.
“Designated CMT Maturity Index” means the original period to maturity of the Treasury Notes specified on the face hereof, with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.
General
Notwithstanding the determination of the interest rate as provided above, the interest rate on this Note for any interest period shall not be greater than the Maximum Interest Rate, if any, and/or less than the Minimum Interest Rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted under applicable state law as the same may be modified by United States law of general application.
The Calculation Agent will, upon the request of the beneficial owner of this Note, provide the interest rate then in effect and, if determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. Unless changed by the Bank, in its sole discretion, the Fiscal and Paying Agent will act as Calculation Agent for this Note and thereafter the Calculation Agent shall be such agent as selected by the Bank. The Bank shall notify the Registered Holder and the Depository Trust Company of any change in Calculation Agent.
The Interest Determination Date pertaining to an Interest Reset Date will be the second Business Day preceding such Interest Reset Date for all Notes other than Notes with an Interest Reset Basis of LIBOR or the Treasury Rate. If the Interest Rate Basis specified on the face hereof is LIBOR, the Interest Determination Date pertaining to an Interest Reset Date will be the second London Business Day next preceding such Interest Reset Date. If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the Interest Determination Date pertaining to an Interest Reset

Date will be the day of the week in which such Interest Reset Date falls on which Treasury Bills would normally be auctioned (generally, Monday). If as the result of a legal holiday, an auction is held on the preceding Friday, such Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction.
All dollar amounts used in or resulting from any calculation will be rounded to the nearest cent with one-half cent being rounded upward. Unless otherwise specified herein, all percentages resulting from any calculation will be rounded, if necessary, to the nearest one-hundred thousandth of a percent, with five one-millionths of a percent rounded upwards, e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or ..0987654).
The “Calculation Date”, where applicable, pertaining to an Interest Determination Date is the earlier of (i) the tenth calendar day after such Interest Determination Date, or if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.
The Notes of this series are issuable only in registered form without coupon in denominations of $250,000 and integral multiples of $1,000 in excess thereof (each an “Authorized Denomination”).
This Note may be subject to repayment at the option of the Registered Holder hereof on the Repayment Date(s) indicated on the face hereof. If no such date is set forth on the face hereof, this Note may not be so repaid at the option of the Registered Holder hereof prior to Stated Maturity. On each Repayment Date, if any, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $250,000) at the option of the Registered Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, or if this Note is an Original Issue Discount Note (as specified on the face hereof), the applicable Repayment Price specified on the face hereof, together in the case of any such repayment with interest thereon payable to the Repayment Date, but interest installments due prior to the Repayment Date will be payable to the Registered Holder on the relevant Regular Record Date or special record date. For this Note to be repaid in whole or in part at the option of the Registered Holder hereof, the Fiscal and Paying Agent must receive, at its address set forth below, not more than 45, nor less than 30, days prior to an Repayment Date, if any, either (i) this Note accompanied by the form entitled “Option to Elect Repayment” below duly completed, or (ii) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Registered Holder, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guaranty that the Note to be repaid with the form entitled “Option to Elect Repayment” on the Note duly completed will be received by the Fiscal and Paying Agent not later than five Business Days after the date of such facsimile transmission or letter and such Note and form duly completed are received by the Fiscal and Paying Agent by such fifth Business Day.

Exercise of such repayment option by the Registered Holder hereof shall be irrevocable, except a Registered Holder tendering after receipt of a notice of an extension of maturity.
If so provided on the face of this Note, this Note may be redeemed by the Bank on any Redemption Date (or range of Redemption Dates) so indicated on the face hereof. If no Redemption Date (or range of Redemption Dates) is set forth on the face hereof, this Note may not be redeemed prior to its Stated Maturity. If one or more Redemption Dates (or ranges of Redemption Dates) are so specified, this Note is subject to redemption at the option of the Bank, upon notice to the Registered Holder at its address in the Note Registers of the Fiscal and Paying Agent by first-class mail, not less than 30 nor more than 45 days prior to the Redemption Date specified in such notice, at the applicable redemption price specified on the face hereof (expressed as a percentage of the principal amount of this Note) together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments due will be payable to the Registered Holder on the relevant Regular Record Date if the Redemption Date is an Interest Payment Date. The Bank may elect to redeem less than the entire principal amount hereof; provided, that the principal amount, if any, of this Note that remains outstanding after such redemption is an Authorized Denomination. In the event of any redemption in part, the Bank will not be required to (i) issue, register the transfer of, or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of the notice of redemption of Notes selected for redemption and ending at the close of business on the date of mailing of the relevant notice of redemption or (ii) register the transfer or exchange of any Note, or any portion thereof, called for redemption, except the unredeemed portion of any Note being redeemed in part.

IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed and countersigned as of the date set forth herein.
This Note is not valid for any purpose until countersigned by the Fiscal and Paying Agent or such other institution as may be appointed by the Bank and the certificate of authentication affixed hereon.

Countersigned for	[INSERT NAME OF ISSUING BANK]
authentication only
THE BANK OF NEW YORK TRUST COMPANY,
N.A., AS FISCAL AND PAYING AGENT

By		By

	Authorized Signature		Authorized Signature

OPTION TO ELECT REPAYMENT
The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the Repayment Price, together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the Undersigned)
For this Note to be repaid the Fiscal and Paying Agent must receive at its Corporate Trust Office, located at [          ], Attention: [           ], or at such other place or places of which the Bank shall from time to time notify the Holder of the within Note, not more than 45, nor less than 30, days prior to an Optional Repayment Date, if any, shown on the face of the within Note, either (i) this Note with this “Option to Elect Repayment” form duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Registered Holder of the Note, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised thereby and a guaranty that the Note to be repaid with this form entitled “Option to Elect Repayment” duly completed will be received by the Fiscal and Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received by the Fiscal and Paying Agent by such fifth Business Day.
If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof (which shall be increments of $1,000) which the Holder elects to have repaid: $           ; and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess of $250,000) of the Notes to be reissued to the Holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): $           .

Date:

Note: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement.

ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT ENT – as joint tenants with right of survivorship and not as tenants in common

UNIT TRANS MIN F

	(Cust)	(Minor)

Custodian dunder Uniform Transfer to Minors Act

(State)
Additional abbreviations may be used though not in the above list.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Name and address of assignee, including zip code, must be printed or typewritten)

the within Note, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the within Bank, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Fiscal and Paying Agent, which requirements include membership or participation in STAMP or such other “signature guaranty program” as may be determined by the Fiscal and Paying Agent in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C TO
FISCAL AND PAYING
AGENCY AGREEMENT
Certificate of Authorized Representatives
     The undersigned certifies that pursuant to resolutions adopted by the Board of Directors of Associated Bank, National Association, (the “Bank”), and with respect to the Bank Notes (the “Bank Notes”), set forth below is a list of persons who have been duly elected or appointed and have been duly qualified as, and on this day are, “Authorized Representatives” pursuant to Section 2.2 of the Fiscal and Paying Agency Agreement, dated as of September 30, 2005 (the “Fiscal and Paying Agency Agreement”), between the Banks and The Bank of New York Trust Company, N.A., as Fiscal and Paying Agent (in such capacity, the “Fiscal and Paying Agent”), and such Authorized Representatives are the persons authorized to provide the Fiscal and Paying Agent with instructions in accordance with Section 2.2 of the Fiscal and Paying Agency Agreement and to execute Bank Notes on behalf of the Bank by manual or facsimile signature authorization, and that each signature appearing below is the person’s genuine signature.

Name	Title	Signature

     IN WITNESS WHEREOF, I have hereunto signed my name.
Date:__________________________ , 2005

Secretary

EXHIBIT D TO
FISCAL AND PAYING
AGENCY AGREEMENT
     The Administrative Procedure with respect to the Bank Notes shall be as set forth in Annex II to the Distribution Agreement dated September 30, 2005, a copy of which procedure is attached to this Exhibit D.